United States
SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K

CURRENT REPORT
PURSUANT TO SECTION 13 OR 15(d) OF THE
SECURITIES EXCHANGE ACT OF 1934

Date of Report (Date of earliest event reported)   January 27, 2010

AMERON INTERNATIONAL CORPORATION
(Exact name of Registrant as specified in its charter)

Delaware	1-9102	77-0100596
(State or Other Jurisdiction of Incorporation)	(Commission File Number)	(I.R.S. Employer Identification No.)

245 South Los Robles Avenue Pasadena, California (Address of Principal Executive Offices)		91101 (Zip Code)

Registrant’s telephone number, including area code  (626) 683-4000

Not Applicable
(Former Name or Former Address, if Changed Since Last Report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

[   ]   Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

[   ]   Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

[   ]   Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

[   ]   Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 2.02.	Results of Operations and Financial Condition.

On January 29, 2010, Ameron International Corporation (the “Company”) issued a press release regarding the Company’s results of operations for the fiscal year ended November 30, 2009. A copy of the press release is attached hereto as Exhibit 99 and is incorporated herein by reference.
Item 5.02	Departure of Directors or Certain Officers; Election of Directors; Appointment of Certain Officers; Compensatory Arrangements of Certain Officers

On January 27, 2010, the Company’s Board of Directors approved the following actions of its Compensation Committee with regard to the compensation of the following named executive officers of the Company:
(a)	Payments of Fiscal Year 2009 Annual Management Incentive Compensation Plan Awards:
	James S. Marlen	$1,655,000
	Gary Wagner	$650,000
	James R. McLaughlin	$385,000
	Mark J. Nowak	$200,000
	Ralph S. Friedrich	$125,000

(b)	Payments of Fiscal Years 2007-2009 Key Executive Long-Term Cash Incentive Plan Awards:
	James S. Marlen	$906,376
	Gary Wagner	$369,997
	James R. McLaughlin	$233,600
	Mark J. Nowak	$152,859
	Ralph S. Friedrich	$90,932

(c)	Fiscal Year 2010 Annualized Base Salary Rate, Effective February 1, 2010:
	James S. Marlen	$951,000
	Gary Wagner	$472,000
	James R. McLaughlin	$306,344
	Mark J. Nowak	$267,280
	Ralph S. Friedrich	$238,500

(d)	February 1, 2010 Grant of 18,000 Shares to James S. Marlen Pursuant to his Employment Agreement

(e)	February 1, 2010 Grant of Restricted Stock, Vesting 33-1/3% per Year:
	Gary Wagner	3,500 shares
	James R. McLaughlin	2,500 shares
	Mark J. Nowak	2,000 shares
	Ralph S. Friedrich	1,000 shares

(f)	Fiscal Year 2010 Annual Management Incentive Compensation Plan Target Awards (Expressed as a Percentage of Base Salary Rate):
	James S. Marlen	100%
	Gary Wagner	90%
	James R. McLaughlin	80%
	Mark J. Nowak	80%
	Ralph S. Friedrich	50%

(g)	Fiscal Years 2010-2012 Key Executive Long-Term Cash Incentive Plan Target Awards (Expressed as a Percentage of Base Salary Rate):
	James S. Marlen	50%
	Gary Wagner	42.4%
	James R. McLaughlin	50.3%
	Mark J. Nowak	38.5%
	Ralph S. Friedrich	20%

Item 5.03	Amendments to Articles of Incorporation or Bylaws

Effective January 27, 2010, the Board of Directors amended in its entirety Article III, Section 3.09 of the Company’s Bylaws. A copy of the Company’s Bylaws, as so amended, is attached hereto as Exhibit 3.2 and is incorporated herein by reference.
Item 9.01.	Financial Statements and Exhibits

Exhibit No.	Description

99	News Release dated January 29, 2010

3.2	Bylaws of Ameron International Corporation, amended and restated effective January 27, 2010.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned thereto duly authorized.

AMERON INTERNATIONAL CORPORATION

Dated: January 29, 2010	By:	/s/ Javier Solis
Javier Solis
Secretary

EXHIBIT INDEX

Exhibit
99	News Release dated January 29, 2010

3.2	Bylaws of Ameron International Corporation, amended and restated effective January 27, 2010.

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